                                           PIMCO

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                                    A CLOSED-END
                               FUND SPECIALIZING
                                  IN INVESTMENTS
                                   IN COMMERCIAL
                                 MORTGAGE-BACKED
                                      SECURITIES

                                   JUNE 30, 1999
                              SEMI-ANNUAL REPORT

                                                          [GRAPHIC APPEARS HERE]

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages $172 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Pacific Investments is one of five investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's third largest publicly traded investment management concern with combined assets under management totaling over $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality client service.

Its investment firms are:

     Pacific Investment Management Company/Newport Beach, California

     Oppenheimer Capital/New York, New York

     Cadence Capital Management/Boston, Massachusetts

     NFJ Investment Group/Dallas, Texas

     Parametric Portfolio Associates/Seattle, Washington

     PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

LETTER TO OUR SHAREHOLDERS

The Fund's total return investment performance was 3.35% based on NYSE share price for the six-month period ended June 30, 1999. This compares favorably with the return posted by the Lehman Brothers Aggregate Bond Index, a broad market measure of domestic fixed income performance, which declined 1.37%. In addition, the Fund continues to perform well relative to the market, with the Fund posting a 12.40% five-year, annualized return based on NYSE share price, versus a return of 7.83% for the Lehman benchmark as of the end of the fiscal half year.

Treasury prices fell steadily and yields rose across the maturity spectrum as fears of inflation dominated the fixed income marketplace during the first half of the year. Strong economic growth in the U.S. throughout the period and signs of recovery elsewhere in the world during the second quarter sparked concern that the Federal Reserve would boost interest rates to keep inflation subdued. During the first quarter, there were few signs that inflation was actually increasing despite the economy's rapid growth, which allowed the Fed to leave rates unchanged. The Fed was also reluctant to curtail growth in the U.S. with many of the world's economies in or near recession. However, the Fed raised the closely watched federal funds rate by 0.25% to 5.00% at the end of the second quarter in a pre-emptive move to prevent a resurgence of inflation. At the same time, the Fed dropped its bias toward tightening.

Despite concerns of accelerating domestic inflation and the consequent unfavorable environment for fixed income securities, the Fund maintained an uninterrupted and constant dividend. The monthly dividend per share has remained steady at $0.09375 with total dividends declared of $0.5625 per share over the six-month period ended June 30, 1999. These dividend pay-outs equate to an annualized dividend yield of 8.26% based on the Fund's NYSE trading price as of June 30, 1999.

On the following pages you will find specific details as to the Fund's portfolio and total return investment performance in light of economic and financial market activities.

We are optimistic that the remainder of 1999 will be a successful period for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this semi-annual report.

                                     Sincerely,


                                     /s/Brent R. Harris

                                     BRENT R. HARRIS
                                     Chairman of the Board

                                     August 3, 1999

                                                                               1
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

ABOUT THE FUND

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "PCM." Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.

2
SEMI-ANNUAL REPORT
JUNE 30, 1999

SIX MONTHS IN REVIEW

Market Review

Interest rates rose during the first quarter as continued evidence of strong U.S. economic growth heightened concern that the Federal Reserve would increase the fed funds rate in an effort to combat the prospect of rising inflation. The yield on the 30-year Treasury jumped 0.53%, ending the quarter at 5.62%, near where it was in August 1998 before turbulence in the global financial markets sparked a flight to safety that pushed yields down below 5%.

Rates continued to rise in the second quarter with the yield on the 30-year Treasury bond ending the period at 5.97%, after reaching a high of 6.19%. The Fed raised the federal funds rate by 0.25% to 5.00% at the end of the six-month period and indicated that the move had been driven mainly by a return to normalcy in the U.S. and international financial markets after the global crisis of 1998. The increase came as no surprise to the financial markets since Fed officials had adopted a bias - their view on the likely next move in rates - towards tightening at their May policy-making open market committee meeting. However, many market pundits were surprised when the rate increase was accompanied by a Fed announcement that they were shifting their bias back to neutral.

                           [LINE GRAPH APPEARS HERE]


Treasury Yield Curves

                  12/31/1998      09/30/1998       06/30/1999         06/30/2000 Projection
3 Mos.                 4.457           4.356            4.763                  5
6 Mos.                 4.539           4.467            5.033              5.077
1 Yr.                  4.519           5.365            5.051              5.197
2 Yrs.                 4.533           4.269            5.524              5.412
3 Yrs.                 4.533            4.21             5.62               5.47
5 Yrs.                 4.542           4.221            5.649              5.562
10 Yrs.                4.646           4.408            5.787              5.722


                                                                               3
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

Removal of the Fed's tightening bias came amid encouraging news about inflation. After a surprise jump in the April consumer price index, led by higher energy prices, the CPI was unchanged in May. A decline in new home sales due to higher borrowing costs suggested the economy might be slowing, reducing inflationary pressure. Economic expansion kept labor markets tight, with unemployment at a 29-year low, but growth in wage costs slowed. Workers were generally willing to accept smaller wage increases with inflation subdued and real incomes rising. With goods inflation relatively benign, Fed tightening was aimed more at potential asset bubbles in housing and stock markets, where price gains have lifted consumer confidence to record highs and stimulated increases in consumption that have fueled economic growth.

--------------------------------------------------------------------------------
Movements of Core CPI during the past two Years
--------------------------------------------------------------------------------
                           CPI Y/YPercent Change (%)

                           [LINE GRAPH APPEARS HERE]

Movement of Cove CPI during the past two Years
CPI Y/Y Percent Change (%)

Jun-1997                        2.3%
Sep-1997                        2.2%
Dec-1997                        1.7%
Mar-1998                        1.4%
Jun-1998                        1.7%
Sep-1998                        1.5%
Dec-1998                        1.6%
Mar-1999                        1.7%
Jun-1999                        2.0%

--------------------------------------------------------------------------------
Movements of GDP during the Past Two Years
--------------------------------------------------------------------------------
Annualized Quarterly Percent Change (%)

                           [LINE GRAPH APPEARS HERE]

Movements of GDP during the Past Two Years
Annualized Quarterly Percent Change (%)

Jun-97                  4%
Sep-97                  4%
Dec-97                  3%
Mar-98                  6%
Jun-98                  2%
Sep-98                  4%
Dec-98                  6%
Mar-99                  4%
Jun-99                  2%


4
SEMI-ANNUAL REPORT
JUNE 30, 1999

Performance

For the 6-month period ended June 30, 1999, the Fund delivered positive investment performance of 3.35% based on its NYSE share price. This return compared favorably to the Lehman Brothers Aggregate Bond Index which declined 1.37% over the same period. Fund performance was helped when several holdings were upgraded by Standard & Poor's, Moody's and Fitch IBCA, three national rating agencies.

--------------------------------------------------------------------------------
Growth of $10,000 Net Investment in the Fund
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Growth of $10,000 Net Investment in the Fund

MONTH                           PIMCO Commercial       PIMCO Commercial       Lehman Brothers
                               Mortgage Net Asset       Mortgage NYSE         Aggregate Bond
                                     Value               Market Value              Index
08/31/93                             10,000                 10,000                10,000
09/30/93                              9,993                 10,000                10,027
10/31/93                             10,014                 10,484                10,065
11/30/93                             10,022                  9,767                 9,979
12/31/93                             10,043                  9,946                10,033
01/31/94                             10,131                  9,672                10,169
02/28/94                              9,970                  9,399                 9,992
03/31/94                              9,898                  9,422                 9,746
04/30/94                              9,786                  8,955                 9,668
05/31/94                              9,853                  9,328                 9,667
06/30/94                              9,802                  9,165                 9,645
07/31/94                              9,893                  9,260                 9,837
08/31/94                             10,023                  9,547                 9,849
09/30/94                              9,916                  9,666                 9,704
10/31/94                              9,803                  8,983                 9,695
11/30/94                              9,780                  8,690                 9,674
12/31/94                              9,882                  8,910                 9,741
01/31/95                             10,068                  9,285                 9,934
02/28/95                             10,408                  9,663                10,170
03/31/95                             10,516                  9,740                10,232
04/30/95                             10,739                 10,124                10,375
05/31/95                             11,143                 10,408                10,777
06/30/95                             11,246                 10,799                10,856
07/31/95                             11,166                 10,668                10,831
08/31/95                             11,286                 10,852                10,962
09/30/95                             11,407                 10,400                11,069
10/31/95                             11,631                 10,802                11,213
11/30/95                             11,771                 10,775                11,381
12/31/95                             11,989                 10,857                11,540
01/31/96                             12,122                 11,378                11,617
02/29/96                             11,943                 11,682                11,415
03/31/96                             11,797                 11,376                11,336
04/30/96                             11,844                 11,179                11,272
05/31/96                             11,856                 11,038                11,249
06/30/96                             11,931                 11,124                11,400
07/31/96                             12,134                 11,714                11,431
08/31/96                             12,219                 11,917                11,412
09/30/96                             12,379                 11,771                11,611
10/31/96                             12,697                 12,154                11,868
11/30/96                             12,990                 12,421                12,072
12/31/96                             13,003                 12,438                11,959
01/31/97                             12,968                 12,771                11,996
02/28/97                             13,144                 12,618                12,026
03/31/97                             13,099                 12,894                11,892
04/30/97                             13,287                 13,048                12,070
05/31/97                             13,554                 13,142                12,185
06/30/97                             13,695                 13,799                12,329
07/31/97                             14,024                 13,956                12,662
08/31/97                             13,939                 14,051                12,554
09/30/97                             14,193                 14,083                12,739
10/31/97                             14,297                 14,051                12,924
11/30/97                             14,342                 14,472                12,983
12/31/97                             14,468                 14,479                13,114
01/31/98                             14,607                 14,644                13,282
02/28/98                             14,694                 15,010                13,272
03/31/98                             14,740                 14,909                13,318
04/30/98                             14,723                 14,943                13,387
05/31/98                             14,971                 14,705                13,514
06/30/98                             15,265                 14,876                13,629
07/31/98                             15,387                 15,324                13,658
08/31/98                             15,380                 15,359                13,880
09/30/98                             15,559                 15,114                14,205
10/31/98                             15,475                 14,939                14,130
11/30/98                             15,480                 15,186                14,210
12/31/98                             15,528                 15,907                14,253
01/31/99                             15,668                 15,943                14,355
02/28/99                             15,559                 15,688                14,104
03/31/99                             15,712                 15,505                14,182
04/30/99                             15,832                 15,542                14,227
05/31/99                             15,790                 15,727                14,103
06/30/99                             15,654                 16,439                14,058

The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through June 30, 1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund's NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------
Investment Performance for the Periods Ended 6/30/99
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Since
                                                                                                                     Inception
                                      6 Months       1 Year         2 Years*         3 Years*         5 Years*         9/2/93*
------------------------------------------------------------------------------------------------------------------------------
Fund Net Asset Value                     0.81%        2.55%            6.91%            9.47%            9.81%           7.99%
Fund NYSE Market Value                   3.35%       10.50%            9.15%           13.90%           12.40%           8.90%
Lehman Brothers
 Aggregate Bond Index                   -1.37%        3.15%            6.78%            7.23%            7.83%             N/A

* Average annual total return

                                                                               5
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

It is noteworthy that the Fund's NYSE share price performance was boosted considerably as the Fund's trading premium to net asset value widened during the six-month period, closing at 2.52%, after beginning the year with a premium to net asset value of 0.07%. In the middle of the period, the Fund experienced a discount to net asset value, which reached a wide of over 4% during the height of inflation worries in May.

--------------------------------------------------------------------------------
Premium/(Discount) to Net Asset Value
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Premium/ Discount to Net Asset Value

DATE                              PREMIUM/
                                 (DISCOUNT)
06/25/1998                         -4.25%
07/02/1998                         -3.44%
07/09/1998                         -3.95%
07/16/1998                         -3.07%
07/23/1998                         -2.84%
07/30/1998                         -2.08%
08/06/1998                         -3.24%
08/13/1998                         -3.74%
08/20/1998                         -4.32%
08/27/1998                         -1.39%
09/03/1998                         -2.18%
09/10/1998                         -3.47%
09/17/1998                         -3.54%
09/24/1998                         -5.57%
10/01/1998                         -3.85%
10/08/1998                        -12.43%
10/15/1998                         -8.68%
10/22/1998                         -6.00%
10/29/1998                         -5.60%
11/05/1998                         -3.81%
11/12/1998                         -4.33%
11/19/1998                         -4.36%
11/27/1998                         -3.88%
12/03/1998                         -3.92%
12/10/1998                         -3.09%
12/17/1998                         -3.74%
12/24/1998                         -2.54%
12/31/1998                          0.15%
01/07/1999                         -2.27%
01/14/1999                         -0.82%
01/21/1999                         -1.41%
01/28/1999                         -0.98%
02/04/1999                         -0.22%
02/11/1999                         -0.91%
02/18/1999                         -2.06%
02/25/1999                         -1.44%
03/04/1999                         -2.21%
03/11/1999                         -0.81%
03/18/1999                         -0.86%
03/25/1999                         -0.55%
04/01/1999                         -2.65%
04/08/1999                         -2.09%
04/15/1999                         -3.60%
04/22/1999                         -3.60%
04/29/1999                         -3.95%
05/06/1999                         -3.88%
05/13/1999                         -3.88%
05/20/1999                         -4.06%
05/27/1999                         -2.24%
06/03/1999                         -1.73%
06/10/1999                         -0.02%
06/17/1999                         -0.19%
06/24/1999                          1.05%


6
SEMI-ANNUAL REPORT
JUNE 30, 1999

CMBS Issuance

CMBS issuance during the first half of 1999 totaled $34.8 billion, representing a 19.8% decrease from mid-year 1998. The dip in issuance was directly attributable to a slowdown in commercial-mortgage originations. The widening of yield spreads during the third quarter of 1998 caused many originators to stop making loans for a period of time, while others exited the market altogether. In addition, there was a slowdown in REIT acquisition activity due to capital constraints. The overall effect of this decline in issuance has been relatively smaller deals involving more traditional property types as well as more single borrower transactions.

--------------------------------------------------------------------
Commercial Mortgage-Backed Securities Issuance (dollars in billions)
--------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Commercial Mortgage- Backed Securities Issuance (dollars in billions)

Year                       Issuance
----                       --------
1990                          5.6
1991                          8.6
1992                         14.4
1993                         17.4
1994                         20.1
1995                         18.8
1996                         30.2
1997                         44.0
1998                         80.0
1999                         34.8


                                                                               7
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

Credit Spreads

During the third quarter of 1998, volatile global markets initiated a flight to quality as investors re-allocated assets, opting for the safety and liquidity of the Treasury market. Credit spreads widened across all sectors of the bond markets as risk premiums over Treasuries increased dramatically to compensate investors for higher perceived risk. Liquidity, credit and leverage are all components of risk premium. Since CMBS are sensitive to each of these factors, it is understandable why this sector was affected significantly by the third quarter spread widening. After rate cuts by the Federal Reserve and other central banks, a measure of confidence returned to the markets and, depending upon security quality rating, yield premiums on CMBS and corporate debt narrowed, though they remained well-above levels seen earlier in the year.

During the first half of 1999, the CMBS market showed resilience in rebounding from the crisis of the past year. Although new issuance fell, liquidity returned to the market and spreads stabilized.

--------------------------------------------------------------------------------
Comparative Changes in Yield Spreads Over 10-Year Treasuries*
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Comparative Changes in Yield Spreads Over 10-Year Treasuries*

Rating               03/31/1997 06/30/1997 09/30/1997 12/31/1997 03/31/1998 06/30/1998 09/30/1998 12/31/1998 03/31/1999 06/30/1999
------
AA (CMBS)                72         67         69          90        88          96       155          161       135       140
BBB (CMBS)              100         86         89         130       140         140       240          285       240       200
AA (Corporates)          46         40         37          50        65          67        75           68        82        89
BBB (Corporates)         85         75         72          88       105         111       162          171       150       155

*7 to 10 year U.S. Treasury Bonds as of June 30, 1999

8
SEMI-ANNUAL REPORT
JUNE 30, 1999

Quality Ratings

Throughout the six-month period, the portfolio's average quality has continued to revolve around a single-A rating. We regularly scrutinize and evaluate every portfolio holding in an effort to assure that each security retains healthy credit characteristics and that each remains a viable holding in relation to the portfolio and relative to the overall CMBS market. We also focus our security selection process on the potential that a particular bond may be upgraded in the future. As highlighted below, this strategy was rewarded over the course of the six-month period.

---------------------------------------------------------------------------------------------------
Upgraded Securities during the Past Six Months
---------------------------------------------------------------------------------------------------
                                                New        Prior              Rating       % of Net
Security Description                         Rating       Rating             Service         Assets
---------------------------------------------------------------------------------------------------
First Boston Mortgage Securities Corp.
  7.369% due 1/25/2028                          AAA           A1             Moody's           1.6%

Merrill Lynch Mortgage
  7.945% due 6/15/2021                         Baa2         Baa3             Moody's           0.5%
  8.372% due 4/25/2023                          Aa2         Baa1             Moody's           3.5%

Structured Asset Securities Corp.
  7.750% due 2/25/2028                           A+          BBB               Fitch           2.5%

Federal Deposit Insurance Corp.
  6.156% due 11/25/2026                         Aa2           A2             Moody's           0.8%

CBA Mortgage Corp.
  6.670% due 12/25/2003                          AA          BBB       Duff & Phelps           0.3%

Morgan Stanley Capital
  8.240% due 12/15/2023                          A2         Baa2             Moody's           1.2%
                                                                                             -------
                                                                                              10.4%

--------------------------------------------------------------------------------
Portfolio Composition By Quality Rating *
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

AAA        18.7%
AA          9.8%
A          18.2%
BBB        24.3%
BB         19.2%
B           9.8%

* As rated by Standard & Poor's or the equivalent by Moody's, Duff & Phelps or Fitch IBCA

Geographic Distribution

The geographic distribution of the Fund's investment portfolio did not change significantly over the six-month period ended June 30, 1999. While loans on properties in nearly every state are held in the portfolio, the three largest contributors, California, Texas and Florida remained unchanged. This is consistent with the Fund's low turnover rate which limits significant shifts in portfolio composition. It also reflects the overall diversity of CMBS issuance which is closely linked to commercial development.

                                                                               9
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

Sector Allocations

The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. Multi-class CMBS provide important diversification benefits while multi-family CMBS are selected due to the traditional and stable nature of the property type. Over the past several years, real estate fundamentals have remained solid with all sectors performing relatively well. We do not see any major change to these dynamics in the near term. However, we will continue to monitor the portfolio with regard to changes in the real estate market and make adjustments when appropriate.

--------------------------------------------------------------------------------
Portfolio Composition By Commercial Mortgage Type
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Multi-Class *      32.4%
Multi-Family       27.4%
Healthcare         17.9%
Hospitality         8.3%
Gaming              0.2%
Retail              1.3%
Commercial Paper    2.5%
Other              10.0%

*A mix of all types of commercial properties

Secular Outlook

We have shifted our secular outlook to neutral from our previous bullish stance and expect 30-year Treasury yields to remain within a 5% to 6.5% band over the next three years with inflation remaining near 2%.

The 17-year bull market for bonds, during which Treasury yields plunged from more than 15% in 1981 to below 5% in 1998, occurred largely within an environment of economic growth, rising productivity and disinflation driven by the spread of capitalism worldwide. There are now fewer countries left to embrace capitalism, and we do not see other major economic, political or social trends that will drive rates much below the bottom of our secular range. Meanwhile, disinflationary forces such as global excess capacity and productivity enhancements created by new technologies should limit rate increases.

10
SEMI-ANNUAL REPORT
JUNE 30, 1999

--------------------------------------------------------------------------------
30 Year and 3 Month Treasury Yields
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

30 Years and 3 Month Treasury Yields

 MONTH                3 Month         30 Year
                    Treasury Bill     Treasury
Jun-1979                9.045           8.920
Jul-1979                9.262           8.930
Aug-1979                9.450           8.980
Sep-1979               10.182           9.170
Oct-1979               11.472           9.850
Nov-1979               11.868          10.300
Dec-1979               12.071          10.120
Jan-1980               12.036          10.600
Feb-1980               12.814          12.130
Mar-1980               15.526          12.340
Apr-1980               14.003          11.400
May-1980                9.150          10.360
Jun-1980                6.995           9.810
Jul-1980                8.126          10.240
Aug-1980                9.259          11.000
Sep-1980               10.321          11.340
Oct-1980               11.580          11.590
Nov-1980               13.888          12.370
Dec-1980               15.661          11.980
Jan-1981               14.724          12.280
Feb-1981               14.905          12.970
Mar-1981               13.478          12.650
Apr-1981               13.635          13.650
May-1981               16.295          13.060
Jun-1981               14.557          13.300
Jul-1981               14.699          13.960
Aug-1981               15.612          14.780
Sep-1981               14.951          15.190
Oct-1981               13.873          14.360
Nov-1981               11.269          12.910
Dec-1981               10.926          13.650
Jan-1982               12.412          13.910
Feb-1982               13.780          13.830
Mar-1982               12.493          13.680
Apr-1982               12.821          13.390
May-1982               12.148          13.390
Jun-1982               12.108          13.910
Jul-1982               11.914          13.420
Aug-1982                9.006          12.500
Sep-1982                8.196          11.790
Oct-1982                7.750          11.010
Nov-1982                8.042          10.700
Dec-1982                8.013          10.430
Jan-1983                7.810          10.990
Feb-1983                8.130          10.510
Mar-1983                8.304          10.690
Apr-1983                8.252          10.380
May-1983                8.185          10.960
Jun-1983                8.820          10.980
Jul-1983                9.120          11.820
Aug-1983                9.390          11.930
Sep-1983                9.050          11.410
Oct-1983                8.710          11.790
Nov-1983                8.710          11.640
Dec-1983                8.960          11.870
Jan-1984                8.930          11.750
Feb-1984                9.030          12.170
Mar-1984                9.440          12.480
Apr-1984                9.690          12.840
May-1984                9.900          13.740
Jun-1984                9.940          13.640
Jul-1984               10.130          12.770
Aug-1984               10.490          12.510
Sep-1984               10.410          12.250
Oct-1984                9.970          11.560
Nov-1984                8.790          11.530
Dec-1984                8.160          11.530
Jan-1985                7.760          11.210
Feb-1985                8.220          11.880
Mar-1985                8.570          11.640
Apr-1985                8.000          11.460
May-1985                7.560          10.560
Jun-1985                7.010          10.440
Jul-1985                7.050          10.660
Aug-1985                7.180          10.470
Sep-1985                7.080          10.560
Oct-1985                7.170          10.250
Nov-1985                7.200           9.840
Dec-1985                7.070           9.270
Jan-1986                7.040           9.320
Feb-1986                7.030           8.280
Mar-1986                6.590           7.440
Apr-1986                6.060           7.450
May-1986                6.120           7.750
Jun-1986                6.210           7.230
Jul-1986                5.840           7.420
Aug-1986                5.570           7.200
Sep-1986                5.190           7.590
Oct-1986                5.180           7.610
Nov-1986                5.350           7.400
Dec-1986                5.490           7.490
Jan-1987                5.450           7.470
Feb-1987                5.590           7.460
Mar-1987                5.560           7.910
Apr-1987                5.760           8.440
May-1987                5.750           8.640
Jun-1987                5.690           8.490
Jul-1987                5.780           8.900
Aug-1987                6.000           9.150
Sep-1987                6.320           9.740
Oct-1987                6.400           9.030
Nov-1987                5.810           9.100
Dec-1987                5.800           8.980
Jan-1988                5.900           8.420
Feb-1988                5.690           8.340
Mar-1988                5.690           8.760
Apr-1988                5.920           9.100
May-1988                6.270           9.240
Jun-1988                6.500           8.910
Jul-1988                6.730           9.210
Aug-1988                7.020           9.300
Sep-1988                7.230           9.050
Oct-1988                7.340           8.740
Nov-1988                7.680           9.070
Dec-1988                8.090           8.990
Jan-1989                8.290           8.820
Feb-1989                8.480           9.110
Mar-1989                8.830           9.090
Apr-1989                8.700           8.930
May-1989                8.400           8.600
Jun-1989                8.220           8.040
Jul-1989                7.920           7.920
Aug-1989                7.910           8.200
Sep-1989                7.720           8.240
Oct-1989                7.590           7.910
Nov-1989                7.650           7.890
Dec-1989                7.640           7.980
Jan-1990                7.640           8.450
Feb-1990                7.760           8.540
Mar-1990                7.870           8.630
Apr-1990                7.780           8.990
May-1990                7.780           8.580
Jun-1990                7.740           8.400
Jul-1990                7.660           8.410
Aug-1990                7.440           8.980
Sep-1990                7.380           8.950
Oct-1990                7.190           8.760
Nov-1990                7.070           8.490
Dec-1990                6.810           8.250
Jan-1991                6.300           8.200
Feb-1991                5.950           8.200
Mar-1991                5.910           8.250
Apr-1991                5.670           8.180
May-1991                5.510           8.270
Jun-1991                5.600           8.410
Jul-1991                5.580           8.340
Aug-1991                5.390           8.060
Sep-1991                5.250           7.810
Oct-1991                5.030           7.910
Nov-1991                4.600           7.940
Dec-1991                4.120           7.400
Jan-1992                3.800           7.760
Feb-1992                3.840           7.790
Mar-1992                4.040           7.960
Apr-1992                3.750           8.040
May-1992                3.630           7.840
Jun-1992                3.660           7.780
Jul-1992                3.210           7.460
Aug-1992                3.130           7.410
Sep-1992                2.910           7.380
Oct-1992                2.860           7.630
Nov-1992                3.130           7.600
Dec-1992                3.220           7.400
Jan-1993                3.060           7.200
Feb-1993                2.930           6.900
Mar-1993                2.950           6.930
Apr-1993                2.870           6.930
May-1993                2.960           6.980
Jun-1993                3.070           6.670
Jul-1993                3.040           6.560
Aug-1993                3.020           6.090
Sep-1993                2.950           6.030
Oct-1993                3.020           5.970
Nov-1993                3.100           6.300
Dec-1993                3.060           6.350
Jan-1994                2.980           6.240
Feb-1994                3.250           6.660
Mar-1994                3.500           7.090
Apr-1994                3.680           7.310
May-1994                4.140           7.430
Jun-1994                4.140           7.610
Jul-1994                4.330           7.400
Aug-1994                4.480           7.450
Sep-1994                4.760           7.820
Oct-1994                4.950           7.970
Nov-1994                5.290           8.000
Dec-1994                5.600           7.880
Jan-1995                5.710           7.700
Feb-1995                5.770           7.440
Mar-1995                5.730           7.430
Apr-1995                5.650           7.340
May-1995                5.670           6.650
Jun-1995                5.470           6.620
Jul-1995                5.420           6.850
Aug-1995                5.400           6.650
Sep-1995                5.280           6.500
Oct-1995                5.490           6.330
Nov-1995                5.470           6.130
Dec-1995                5.080           5.950
Jan-1996                5.050           6.030
Feb-1996                5.030           6.470
Mar-1996                5.140           6.670
Apr-1996                5.150           6.910
May-1996                5.180           6.990
Jun-1996                5.160           6.870
Jul-1996                5.310           6.970
Aug-1996                5.280           7.120
Sep-1996                5.030           6.920
Oct-1996                5.150           6.640
Nov-1996                5.130           6.350
Dec-1996                5.170           6.640
Jan-1997                5.150           6.790
Feb-1997                5.220           6.800
Mar-1997                5.320           7.100
Apr-1997                5.230           7.140
May-1997                4.940           6.910
Jun-1997                5.170           6.740
Jul-1997                5.230           6.450
Aug-1997                5.220           6.610
Sep-1997                5.100           6.400
Oct-1997                5.200           6.150
Nov-1997                5.200           6.050
Dec-1997                5.350           5.920
Jan-1998                5.183           5.805
Feb-1998                5.308           5.919
Mar-1998                5.125           5.932
Apr-1998                4.978           5.951
May-1998                5.007           5.803
Jun-1998                5.093           5.626
Jul-1998                5.080           5.714
Aug-1998                4.830           5.256
Sep-1998                4.356           4.965
Oct-1998                4.323           5.150
Nov-1998                4.488           5.072
Dec-1998                4.457           5.092
Jan-1999                4.457           5.091
Feb-1999                4.664           5.575
Mar-1999                4.470           5.621
Apr-1999                4.530           5.661
May-1999                5.007           5.803
Jun-1999                4.763           5.969

Our range-bound interest rate forecast is based on the view that forces of deflation and inflation are roughly in balance. The global economy is safer than last year, when Asian economies, currency devaluations and falling commodity prices raised the specter of global deflation. Fiscal stimulus and more than 300 separate central bank easings worldwide calmed financial markets and produced signs of recovery in Japan and several Pacific Rim countries. Global reflation is unlikely due to excess supply and structural impediments to growth in Europe and Japan.

Cyclical Outlook

Economic expansion will continue, though at a slower pace, as higher interest rates reduce growth in consumer and investment spending. While the Fed may tighten further to help cool the economy, we do not believe that the central bank will embark on a protracted series of hikes such as last occurred in 1994. Compared to 1994, real interest rates are higher, inflation is lower and recent monetary stimulus has been less substantial. We expect inflation to trend upward due to leveling off of commodity prices after recent declines, but global excess capacity and technology-driven productivity gains will limit these increases. Moderating growth and relatively low inflation should keep interest rates near current levels over the next few months, making yield more important than price movement in determining portfolio returns.

                                                                              11
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

FINANCIAL HIGHLIGHTS

                                                             For the six months    For the year ended    For the year ended
Selected Per Share Data:                                     ended June 30, 1999   December 31, 1998      December 31, 1997
                                                             --------------------------------------------------------------
                                                             (unaudited)
Net asset value, beginning of period                         $        13.74        $        13.97       $        13.71
---------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                0.57                  1.24                 1.20
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments              (0.46)                (0.25)                0.29
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       0.11                  0.99                 1.49
---------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.56)                (1.22)               (1.23)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $        13.29        $        13.74       $        13.97
===========================================================================================================================

Per share market value, end of period                        $        13.63        $        13.75       $        13.69
===========================================================================================================================

Total investment return
---------------------------------------------------------------------------------------------------------------------------
  Per share market value (a)                                           3.35%                 9.86%               16.40%
---------------------------------------------------------------------------------------------------------------------------
  Per share net asset value (b)                                        0.81%                 7.33%               11.27%
---------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets
---------------------------------------------------------------------------------------------------------------------------
  Operating expenses (excluding interest expense)                      0.97%*                0.99%                0.97%
---------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                             3.06%*                3.61%                3.69%
---------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                8.30%*                8.81%                8.63%
---------------------------------------------------------------------------------------------------------------------------

Supplemental data
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (amounts in thousands)           $      146,254        $      151,222        $     153,803
---------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                              0.02%                 7.92%                8.74%
---------------------------------------------------------------------------------------------------------------------------
                                                             For the year ended    For the year ended   For the year ended
Selected Per Share Data:                                     December 31, 1996     December 31, 1995    December 31, 1994
                                                             --------------------------------------------------------------
Net asset value, beginning of period                         $        13.84        $        12.41       $        13.76
---------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                1.23                  1.16                 1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments              (0.13)                 1.40                (1.38)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.10                  2.56                (0.22)
---------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (1.23)                (1.13)               (1.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $        13.71        $        13.84       $        12.41
===========================================================================================================================

Per share market value, end of period                        $        12.88        $        12.38       $        11.13
===========================================================================================================================

Total investment return
---------------------------------------------------------------------------------------------------------------------------
  Per share market value (a)                                          14.57%                21.86%              (10.42%)
---------------------------------------------------------------------------------------------------------------------------
  Per share net asset value (b)                                        8.45%                21.33%               (1.61%)
---------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets
---------------------------------------------------------------------------------------------------------------------------
  Operating expenses (excluding interest expense)                      0.99%                 1.04%                1.03%
---------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                             3.60%                 3.94%                2.71%
---------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                9.08%                 8.93%                8.84%
---------------------------------------------------------------------------------------------------------------------------

Supplemental data
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (amounts in thousands)           $      150,929        $      152,375       $      136,595
---------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                             35.98%                47.79%               45.71%
---------------------------------------------------------------------------------------------------------------------------

*    Annualized
(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(b) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.


12
Semi-Annual Report
June 30, 1999

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share and share amounts      June 30,1999
                                                              ------------
                                                              (unaudited)
Assets:
Investments in securities, at market value
   (Identified cost: $211,302)                                $ 205,549
--------------------------------------------------------------------------
Cash                                                                104
--------------------------------------------------------------------------
Interest receivable                                               1,966
--------------------------------------------------------------------------
Paydown receivable                                                  588
--------------------------------------------------------------------------
Other assets                                                        128
--------------------------------------------------------------------------

   Total assets                                               $ 208,335
==========================================================================

Liabilities:
Reverse repurchase agreements                                 $  58,342
--------------------------------------------------------------------------
Payable for investments purchased                                 2,449
--------------------------------------------------------------------------
Dividends payable                                                 1,032
--------------------------------------------------------------------------
Accrued investment manager's fee                                    185
--------------------------------------------------------------------------
Accrued administrator's fee                                          26
--------------------------------------------------------------------------
Accrued trustees' fee                                                29
--------------------------------------------------------------------------
Other liabilities                                                    18
--------------------------------------------------------------------------
Total liabilities                                             $  62,081
==========================================================================

Net assets applicable to outstanding stock                    $ 146,254
==========================================================================

Net Assets consist of:
Capital stock - authorized 300 million shares,
  $.001 par value; outstanding 11,007,169 shares              $      11
--------------------------------------------------------------------------
Additional paid-in capital                                      152,923
--------------------------------------------------------------------------
Undistributed net investment income                                 299
--------------------------------------------------------------------------
Accumulated net realized (loss) from investments                 (1,226)
--------------------------------------------------------------------------
Net unrealized (depreciation) of investments                     (5,753)
--------------------------------------------------------------------------
                                                              $ 146,254
==========================================================================
Net asset value per share outstanding                         $   13.29
==========================================================================

STATEMENT OF OPERATIONS

                                                        For the six months
Amounts in thousands                                    ended June 30,1999
                                                        ------------------
                                                        (unaudited)

Interest income                                          $        8,567
--------------------------------------------------------------------------

Expenses:
Interest expense                                                  1,580
--------------------------------------------------------------------------
Investment manager fee                                              520
--------------------------------------------------------------------------
Administration fee                                                   72
--------------------------------------------------------------------------
Custodian, accounting and transfer agent fee                         33
--------------------------------------------------------------------------
Directors' fee                                                       44
--------------------------------------------------------------------------
Proxy expense                                                         9
--------------------------------------------------------------------------
Legal fee                                                             2
--------------------------------------------------------------------------
Audit fee                                                             7
--------------------------------------------------------------------------
Other expenses                                                       41
--------------------------------------------------------------------------
 Total expenses                                                   2,308
--------------------------------------------------------------------------

Net investment income                                         $   6,259
==========================================================================

Net realized and unrealized (loss):
Net realized (loss) on investments                                   (4)
--------------------------------------------------------------------------
Unrealized (depreciation) on investments                         (5,031)
--------------------------------------------------------------------------

   Net (loss) on investments                                  $  (5,035)
--------------------------------------------------------------------------

Net increase in net assets resulting from operations          $   1,224
==========================================================================

                                                                              13
                                                              Semi-Annual Report
                                                                   June 30, 1999

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the six months     For the year ended
Amounts in thousands                                                                ended June 30, 1999    December 31, 1998
                                                                                    -----------------------------------------
                                                                                    (unaudited)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                                               $        6,259          $      13,664
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                         (4)                   785
----------------------------------------------------------------------------------------------------------------------------
Unrealized (depreciation) on investments                                                    (5,031)                (3,546)
----------------------------------------------------------------------------------------------------------------------------
Net increase resulting from operations                                                       1,224                 10,903
----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from:
From net investment income                                                                  (6,192)               (13,484)
----------------------------------------------------------------------------------------------------------------------------

Total (Decrease) in Net Assets                                                              (4,968)                (2,581)
============================================================================================================================

Net Assets:
Beginning of period                                                                        151,222                153,803
----------------------------------------------------------------------------------------------------------------------------
End of period *                                                                          $ 146,254              $ 151,222
----------------------------------------------------------------------------------------------------------------------------

* Including undistributed net investment income of:                                      $     299              $     232
----------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                                                                                        For the six months
Amounts in thousands                                                                                    ended June, 30 1999
                                                                                                        -------------------
                                                                                                        (unaudited)

Net increase in net assets resulting from operations                                                     $          1,224
============================================================================================================================
Adjustments to reconcile to net cash provided from operating activities:
Decrease in interest receivable                                                                                       530
----------------------------------------------------------------------------------------------------------------------------
Amortization of premium and discount, net                                                                            (511)
----------------------------------------------------------------------------------------------------------------------------
Decrease in accrued expenses                                                                                         (143)
----------------------------------------------------------------------------------------------------------------------------
Increase in other assets                                                                                                5
----------------------------------------------------------------------------------------------------------------------------
Net loss on investments                                                                                             5,035
----------------------------------------------------------------------------------------------------------------------------
   Total adjustments                                                                                                4,916
----------------------------------------------------------------------------------------------------------------------------
Net cash provided from operating activities                                                                         6,140
----------------------------------------------------------------------------------------------------------------------------

Investing activities:
Purchase of long-term portfolio investments                                                                        (8,541)
----------------------------------------------------------------------------------------------------------------------------
Proceeds from disposition of long-term portfolio investments                                                       14,499
----------------------------------------------------------------------------------------------------------------------------
Proceeds from disposition of short-term portfolio investments, net                                                 (3,060)
----------------------------------------------------------------------------------------------------------------------------
Net cash provided by investing activities                                                                           2,898
----------------------------------------------------------------------------------------------------------------------------

Financing activities*:
Cash dividends paid                                                                                                (7,292)
----------------------------------------------------------------------------------------------------------------------------
Net decrease in reverse repurchase agreements                                                                      (1,648)
----------------------------------------------------------------------------------------------------------------------------
Net cash used in financing activities                                                                              (8,940)
----------------------------------------------------------------------------------------------------------------------------

Net increase in cash:                                                                                                  98
----------------------------------------------------------------------------------------------------------------------------

Cash at beginning of period                                                                                             6
----------------------------------------------------------------------------------------------------------------------------
Cash at end of period                                                                                    $            104
============================================================================================================================

* Cash paid for interest for the six months ended June 30,1999, amounted to $719.

14
SEMI-ANNUAL REPORT
June 30, 1999

SCHEDULE OF INVESTMENTS


                                                                   Principal
                                                                      Amount                      Value
                                                                      (000s)                     (000s)
---------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES 122.9%
---------------------------------------------------------------------------------------------------------
Multi-Class 45.5%
Aetna Commercial Trust
    7.100% due 12/26/2030                                          $   1,000                  $     988
Asset Securitization Corp.
    7.384% due 08/13/2029                                              1,500                      1,415
Blackrock Capital Financial
    8.298% due 11/16/2026 (b)(c)                                         336                        334
    8.480% due 09/25/2028 (c)                                          3,000                      2,655
CBA Mortgage Corp.
    6.670% due 12/25/2003 (b)                                            415                        403
Federal Deposit Insurance Corp.
    6.156% due 11/25/2026 (b)                                          1,260                      1,218
First Boston Mortgage Securities Corp.
    7.555% due 09/25/2006 (b)                                            976                        968
    7.458% due 11/25/2027                                              1,000                        996
    8.012% due 11/25/2027                                              1,500                      1,500
    7.164% due 01/25/2028 (b)(c)                                       1,302                      1,259
    7.369% due 01/25/2028 (b)                                          2,500                      2,364
General Motors Acceptance Corp.
    7.153% due 05/18/2028(b)                                           1,500                      1,060
GMAC Commercial Mortgage Securities, Inc.
    6.500% due 05/15/2031                                              2,000                      1,658
Green Tree Financial Corp.
    8.000% due 07/15/2018                                              3,087                      2,947
JP Morgan Commercial Mortgage Finance Corp.
    8.585% due 11/25/2027 (c)                                          2,284                      1,912
Matterhorn Capital Corp.
    7.850% due 01/20/2006 (c)                                            783                        785
Merrill Lynch Mortgage
    7.945% due 06/15/2021 (b)                                            774                        758
    7.120% due 06/18/2029                                              2,000                      1,845
Morgan Stanley Capital
    6.590% due 02/15/2005 (b)(c)                                       2,000                      1,973
    6.850% due 02/15/2020 (c)                                          1,000                        732
    8.240% due 12/15/2023 (b)(c)                                       1,726                      1,722
    7.695% due 10/03/2030 (c)                                          2,000                      1,626
Mortgage Capital Funding, Inc.
    7.531% due 07/20/2027                                              1,000                        977
NationsLink Funding Corp.
    7.100% due 01/20/2009                                              2,000                      1,903
    7.105% due 01/20/2013 (c)                                          2,500                      1,858
NB Commercial Mortgage
    8.031% due 10/20/2023 (c)                                            500                        503
    8.730% due 10/20/2023 (c)                                          1,000                      1,015
Nomura Asset Securities Corp.
    7.042% due 07/07/2003 (b)(c)                                       3,260                      3,258
    9.771% due 09/11/2019 (b)                                          3,000                      3,257
Prudential Securities Secured Financing
    7.610% due 12/26/2022                                              1,000                        946
Resolution Trust Corp.
    9.250% due 06/25/2023                                              1,376                      1,368
    8.835% due 12/25/2023                                              1,600                      1,614
    9.450% due 05/25/2024                                              4,842                      4,806
    9.500% due 05/25/2024                                                278                        276
    9.200% due 06/25/2024                                                 28                         27
    8.000% due 04/25/2025                                              1,551                      1,537
    8.000% due 04/25/2025                                              1,821                      1,816
    8.000% due 06/25/2026                                              2,161                      2,140
    7.000% due 05/25/2027                                              1,841                      1,773
    6.900% due 02/25/2027 (b)                                          1,798                      1,645
Structured Asset Securities Corp.
    7.375% due 09/25/2024                                              1,000                        995
    7.750% due 02/25/2028                                              3,841                      3,711
                                                                                              ----------
                                                                                                 66,543
Multi-Family 38.5%
Chase Commercial Mortgage Securities Corp.
    6.900% due 11/19/2006                                              1,500                      1,305
Donaldson, Lufkin & Jenrette
    7.350% due 12/18/2003                                              3,000                      2,996
Federal Housing Administration
    8.360% due 01/01/2012                                              1,041                      1,049
    7.750% due 01/01/2016                                                402                        402
    6.875% due 12/01/2016                                                755                        702
    7.625% due 12/01/2016                                                485                        480
    6.430% due 12/01/2019                                              2,672                      2,638
    7.430% due 12/20/2020                                              1,157                      1,154
    7.430% due 07/01/2021                                                819                        819
    7.439% due 08/01/2021                                                616                        627
    7.484% due 02/25/2023                                                973                        965
    6.875% due 11/01/2023                                              1,962                      1,862
    8.250% due 02/01/2028                                              2,566                      2,574
    7.750% due 05/01/2028                                                959                        944
    9.325% due 06/01/2035                                              5,933                      5,999
Federal National Mortgage Association
    3.203% due 12/25/2015 (b)(c)                                         874                        553
    7.884% due 12/25/2015 (b)(c)                                       1,608                      1,339
    9.375% due 04/01/2016                                              1,587                      1,633
    7.875% due 11/01/2018                                                299                        299
    5.905% due 01/01/2019 (b)                                          1,356                      1,325
Government National Mortgage Association
    9.500% due 09/15/2030                                              4,278                      4,329
    8.625% due 10/15/2034                                              3,453                      3,522
Merrill Lynch Mortgage
    8.372% due 04/25/2023 (b)                                          5,000                      5,050
Merrill Lynch Mortgage Investors, Inc.
    9.361% due 11/25/2020 (c)                                          2,500                      2,506
Multi-Family Capital Access One, Inc.
    7.400% due 01/15/2024                                              1,773                      1,759
NationsBanc Mortgage Capital Corp.
    8.048% due 05/25/2028 (b)(c)                                       2,000                      1,546
Resolution Trust Corp.
    9.000% due 03/25/2017                                              1,375                      1,363
    6.653% due 09/25/2020 (b)                                            375                        333
    7.250% due 09/25/2021 (b)                                            837                        826
Structured Asset Securities Corp.
    7.050% due 11/25/2002                                              6,000                      5,379
                                                                                              ----------
                                                                                                 56,278
Healthcare 25.2%
Daiwa Mortgage Acceptance Corp.
    6.744% due 09/25/2006 (b)(c)                                       1,122                      1,123
Federal Housing Administration
    7.500% due 12/31/2031                                              1,578                      1,592
Gardenview Care
    7.250% due 07/30/2039                                              2,500                      2,449
LTC Commercial Corp.
    9.300% due 06/15/2026 (c)                                          4,000                      4,028
Nomura Asset Securities Corp.
    6.680% due 12/15/2001 (c)                                         12,100                     11,796
Red Mountain Funding Corp.
    7.072% due 01/15/2019 (c)                                          2,000                      1,769
    7.471% due 01/15/2019 (c)                                          1,000                        750
    8.926% due 01/15/2019 (c)                                          1,000                        679
    9.150% due 11/28/2027 (c)                                          3,200                      2,736
SC Commercial
    7.050% due 11/28/2013 (c)                                          5,000                      4,970
    7.800% due 11/28/2013 (c)                                          5,000                      4,981
                                                                                              ----------
                                                                                                 36,873
Hospitality 11.6%
Cooper Hotel
    7.500% due 07/15/2013 (c)                                          7,969                      8,083
Federal Housing Administration
    7.500% due 09/01/2034                                                762                        745
Franchise Mortgage Acceptance Corp.
    7.981% due 11/15/2018 (c)                                          2,300                      2,375
German American Capital Corp.
    8.535% due 10/10/2002 (c)                                          2,000                      1,938
Hotel First
    8.520% due 08/05/2008 (c)                                          2,661                      2,817
J.Q. Hammons Hotels
    8.875% due 02/15/2004                                              1,100                      1,020
                                                                                              ----------
                                                                                                 16,978

                                                                              15
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999

                                                           Principal
                                                              Amount                     Value
                                                              (000s)                    (000s)
------------------------------------------------------------------------------------------------
Retail 1.8%
Trizec Finance Limited
   10.875% due 10/15/2005                                  $   2,505              $      2,621

Gaming 0.3%
Riviera Holdings Corp.
   10.000% due 08/15/2004                                        500                       468
                                                                                  --------------
Total Commercial Mortgage-Backed Securities                                            179,761
(Cost $184,516)                                                                   ==============

------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 12.4%
------------------------------------------------------------------------------------------------
Banking & Finance 3.7%
Forest City Enterprises
    8.500% due 03/15/2008                                      4,000                     3,860
Mercury Finance Co.
   10.000% due 03/23/2001 (c)                                  1,602                     1,540
                                                                                  --------------
                                                                                         5,400
Industrials 6.7%
Building Materials Corp.
    8.000% due 10/15/2007                                      3,000                     2,820
Chattem, Inc.
    8.875% due 04/01/2008                                        500                       490
Container Corp. of America
   11.250% due 05/01/2004                                      1,500                     1,568
Grupo Televisa SA
   11.375% due 05/15/2003                                        750                       769
Holmes Products Corp.
    9.875% due 11/15/2007                                      1,000                       975
Stater Brothers Holdings
   11.000% due 03/01/2001                                      1,500                     1,530
Synthetic Industries, Inc.
    9.250% due 02/15/2007                                        500                       515
US Air, Inc.
    9.330% due 01/01/2006                                      1,074                     1,072
                                                                                  --------------
                                                                                         9,739
Utilities 2.0%
Calpine Corp.
    8.750% due 07/15/2007                                      1,680                     1,647
Flag Limited
    8.250% due 01/30/2008                                      1,400                     1,309
                                                                                  --------------
                                                               3,080                     2,956
                                                                                  --------------
Total Corporate Bonds & Notes                                                           18,095
(Cost $18,797)                                                                    ==============

------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.3%
------------------------------------------------------------------------------------------------

Airplanes Pass Through Trust
   10.875% due 03/15/2019                                      2,000                     1,906
                                                                                  --------------
Total Asset-Backed Securities                                                            1,906
(Cost $2,202)                                                                     ==============

------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.9%
------------------------------------------------------------------------------------------------

Commercial Paper 3.5%
Ameritech Corp.
    4.920%due 07/07/1999                                       1,300                     1,299
BellSouth Telecommunications, Inc.
    5.090% due 07/14/1999                                        800                       799
Emerson Electric Co.
    4.930% due 07/08/1999                                        100                       100
Federal Home Loan Mortgage Corp.
    4.860% due 08/05/1999                                      1,000                       995
    5.040% due 11/30/1999                                        700                       684
United Parcel Service
    4.950% due 07/08/1999                                        400                       400
Wisconsin Electric Power & Light
    5.240% due 07/13/1999                                        900                       898
                                                                                  --------------
                                                                                         5,175
                                                                                  ==============
Repurchase Agreement 0.4%
State Street Bank
    4.000% due 07/01/1999                                        612                       612
    (Dated 06/30/1999. Collateralized by                                          --------------
    U.S. Treasury Note 5.750% 06/30/2000
    valued at $625,000. Repurchase
    proceeds are $612,068.)
Total Short-term Instruments(a) 140.5%                                                   5,787
(Cost $5,787)                                                                     ==============


Total Investments (a) 140.5%                                                         $ 205,549
(Cost $211,302)

Other Assets and Liabilities (Net) (40.5%)                                             (59,295)
                                                                                  --------------
Net Assets 100.0%                                                                    $ 146,254
                                                                                  ==============

Notes to Schedule of Investments:

(a) The identified cost of investments owned as of June 30, 1999, was the same for federal income tax and financial statement purposes.

(b) Variable rate security. The rate shown is as of June 30, 1999.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

16
SEMI-ANNUAL REPORT
June 30, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

                                                                              17
                                                              Semi-Annual Report
                                                                   June 30, 1999

Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Investment Manager Fee, Administration Fee, and Directors' Fee

Investment Manager Fee. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the period ended June 30, 1999, were $10,985,928 and $44,932, respectively.

18
SEMI-ANNUAL REPORT
June 30, 1999

5. Federal Income Tax Matters

At June 30, 1999, the net unrealized depreciation of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation                      $      1,984,709
Aggregate gross unrealized depreciation                            (7,737,355)
                                                             ----------------
Net unrealized depreciation                                  $     (5,752,646)
                                                             ================

The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1998, amounting to $1,221,935, is available to offset future taxable gains. If not applied, $304,640, $229,745, and $687,549 of the loss will expire in 1999, 2003, and 2004, respectively.

6. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended June 30, 1999 was $58,085,560 at a weighted average interest rate of 5.44%. On June 30, 1999, securities valued at $60,033,280 were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

7. Impact of Year 2000 Problem

Many of the services provided to the Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Fund or on domestic or global markets or economies, generally.

                                                                              19
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

DIVIDEND REINVESTMENT PLAN

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the

20
SEMI-ANNUAL REPORT
JUNE 30, 1999
number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

                                                                              21
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

Whom should I contact for additional information?
If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

        PIMCO Commercial Mortgage Securities Trust, Inc.
        c/o Investors Fiduciary Trust Company
        P.O. Box 419338
        Kansas City, MO 64141
        Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

22
SEMI-ANNUAL REPORT
JUNE 30, 1999

PROXY VOTING RESULTS

A special meeting of the funds shareholders was held on May 25, 1999. The result of votes taken among shareholders on proposals are listed below.

1. To elect as Directors the following two nominees.

                                # of               % of
                            Shares Voted       Shares Voted
                            -------------------------------
        Vern O. Curtis
         Affirmative           9,955,438            98.830%
         Withheld                117,838             1.170%
         Total                10,073,276           100.000%

        Thomas P. Kemp
         Affirmative           9,991,368            99.187%
         Withheld                 81,916             0.813%
         Total                10,073,276           100.000%

2. To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for its fiscal year ending December 31, 1999:

                                # of               % of
                            Shares Voted       Shares Voted
                            -------------------------------
        Affirmative            9,990,119            99.174%
        Against                   26,662             0.265%
        Abstain                   56,495             0.561%
        Total                 10,073,276           100.000%

                                                                              23
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

BOARD OF DIRECTORS
AND OTHER INFORMATION


Directors and Officers
        Brent R. Harris, Chairman of the Board and Director
        R. Wesley Burns, President and Director
        Guilford C. Babcock, Director
        Vern O. Curtis, Director
        Thomas P. Kemp, Sr., Director
        William J. Popejoy, Director
        Garlin G. Flynn, Secretary
        John P. Hardaway, Treasurer

Investment Manager and Administrator
        Pacific Investment Management Company
        840 Newport Center Drive, Suite 300
        Newport Beach, California 92660

Transfer Agent and Custodian
        Investors Fiduciary Trust Company
        801 Pennsylvania
        Kansas City, Missouri 64105

Legal Counsel
        Dechert Price & Rhoads
        1775 Eye Street, N.W.
        Washington, D.C. 20006-2401

Independent Auditors
        Ernst & Young LLP
        One Kansas City Place
        1200 Main Street
        Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.